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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 4, 2002


                           COMMISSION FILE NO. 1-14501


                          PENNZOIL-QUAKER STATE COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                                      76-0200625
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                          PENNZOIL PLACE, P.O. BOX 2967
                            HOUSTON, TEXAS 77252-2967
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



       Registrant's telephone number, including area code: (713) 546-4000


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Item 5. Other Events

Pennzoil-Quaker State Company ("PQS") is restating its financial results for the quarters ended September 30, June 30 and March 31, 2001, for each quarter in the year ended December 31, 2000, and for the years ended December 31, 2000 and 1999.

As a result of this restatement, net income of PQS for the years ended December 31, 2000 and 1999 was reduced by $1.6 million ($.02 per share) and $0.6 million ($0.0 per share), respectively, while net income for the quarters ended September 30, June 30, and March 31, 2001 was reduced by $0.6 million ($.01 per share), $0.1 million ($0.0 per share), and $ 0.4 million ($0.0 per share), respectively. The restatement does not affect reported cash flow or cash flows from operations.

The restatement results from an error in the consolidated financial statements of Excel Paralubes ("Excel"), in which PQS and Conoco Inc. ("Conoco") are equal partners. Excel operates a base oil processing facility located adjacent to Conoco's refinery in Lake Charles, Louisiana. The facility is capable of producing over 20,000 barrels per day of high-quality base oils, the base ingredient in finished lubricants. Conoco operates the plant with support positions staffed primarily by Conoco. PQS relies on Conoco for financial and operating data relevant to Excel's operations. Under a co-products sale and purchase agreement, certain co-products produced at an adjacent Conoco facility are allocated between Excel Paralubes and Conoco based upon Excel's feed stream flow rates and compositions. Excel recently determined that the measurements of the allocation of co-products between Excel and Conoco had been in error since the commencement of Excel's operations in 1997. The restatement is necessary as a result of the error. Under the co-products agreement, no adjustment is required for periods prior to 1999.

PQS accounts for its investment in Excel using the equity method. The consolidated financial statements of Excel are audited by PriceWaterhouseCoopers LLP and filed as part of PQS's Annual Report on Form 10-K. The reports of PQS's auditors, Arthur Andersen LLP, relating to PQS's financial statements as of and for the years ended December 31, 2000 and 1999 relied solely on the auditors' reports of PriceWaterhouseCoopers LLP insofar as they related to the amounts and disclosures included in the consolidated financial statements of Excel.
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Item 7.  Financial Statements

Restated financial information for the Company follows:

For the quarter ended
March 31, 2001                    As previously reported    As restated
--------------------------------------------------------------------------------
                              (Expressed in thousands, except per share amounts)
Balance Sheet:
  Deferred income taxes                 $273,781              $275,505
  Other liabilities                      388,445               392,796
  Shareholders' equity                   817,301               814,674
Statement of Operations
  Other income, net                        8,199                 7,445
  Income tax provision                     7,095                 6,756
  Income from continuing operations        8,705                 8,290
  Income per share from
    continuing operations               $   0.11              $   0.11

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For the quarter ended
June 30, 2001                     As previously reported     As restated
--------------------------------------------------------------------------------
                              (Expressed in thousands, except per share amounts)
Balance Sheet:
  Deferred income taxes                 $ 281,141             $ 283,476
  Other liabilities                       387,062               392,161
  Shareholders' equity                    798,665               795,901
Statement of Operations
  Other income, net                         7,389                 6,641
  Income tax provision                     (5,837)               (6,448)
  Income from continuing operations        (2,746)               (2,883)
  Income per share from
    continuing operations               $   (0.04)            $   (0.04)

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For the quarter ended
September 30, 2001                As previously reported     As restated
--------------------------------------------------------------------------------
                              (Expressed in thousands, except per share amounts)
Balance Sheet:
  Deferred income taxes                   $264,566            $266,574
  Other liabilities                        377,671             382,998
  Shareholders' equity                     802,585             799,266
Statement of Operations
  Other income, net                         12,640              12,412
  Income tax provision                      20,691              21,018
  Income from continuing operations          4,618               4,063
  Income per share from
    Continuing operations                 $   0.06            $   0.05

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
For the quarter ended
March 31, 2000                    As previously reported      As restated
--------------------------------------------------------------------------------
                              (Expressed in thousands, except per share amounts)
Balance Sheet:
  Deferred income taxes                  $ 275,306             $ 275,868
  Other liabilities                        383,909               385,410
  Shareholders' equity                     944,236               943,297
Statement of Operations
  Other income, net                          9,275                 8,670
  Income tax provision                      (8,329)               (8,569)
  Income from continuing operations         (1,166)               (1,531)
  Income per share from
    Continuing operations                $   (0.02)            $   (0.02)

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For the quarter ended
June 30, 2000                      As previously reported    As restated
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                              (Expressed in thousands, except per share amounts)
Balance Sheet:
  Deferred income taxes                   $258,325            $259,199
  Other liabilities                        373,108             375,401
  Shareholders' equity                     945,341             943,922
Statement of Operations
  Other income, net                         12,881              12,089
  Income tax provision                      19,968              19,656
  Income from continuing operations         19,543              19,063
  Income per share from
    Continuing operations                 $   0.25            $   0.24

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For the quarter ended
September 30, 2000                 As previously reported    As restated
--------------------------------------------------------------------------------
                              (Expressed in thousands, except per share amounts)
Balance Sheet:
  Deferred income taxes                   $239,909            $241,112
  Other liabilities                        372,609             375,734
  Shareholders' equity                     940,315             938,393
Statement of Operations
  Other income, net                         20,040              19,208
  Income tax provision                      21,525              21,196
  Income from continuing operations          7,508               7,005
  Income per share from
    continuing operations                 $   0.10            $   0.09

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
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For the quarter ended
December 31, 2000                     As previously reported     As restated
--------------------------------------------------------------------------------
                              (Expressed in thousands, except per share amounts)
Balance Sheet:
  Deferred income taxes                    $ 280,813             $ 282,198
  Other liabilities                          401,632               405,229
  Shareholders' equity                       823,191               820,979
Statement of Operations
  Other income, net                            6,656                 6,184
  Income tax provision                       (15,506)              (15,688)
  Income from continuing operations          (19,963)              (20,253)
  Income per share from
    continuing operations                  $   (0.26)            $   (0.26)

--------------------------------------------------------------------------------

For the year ended
December 31, 2000                 As previously reported      As restated
--------------------------------------------------------------------------------

                              (Expressed in thousands, except per share amounts)
Balance Sheet:
  Deferred income taxes                 $ 280,813             $ 282,198
  Other liabilities                       401,632               405,229
  Accumulated deficit                    (692,372)             (694,584)
Statement of Operations
  Other income, net                        48,852                46,151
  Income tax provision                     17,658                16,595
  Income from continuing operations         5,922                 4,284
  Income per share from
    continuing operations               $    0.07                  0.05

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For the year ended
December 31, 1999                  As previously reported     As restated
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                              (Expressed in thousands, except per share amounts)
Balance Sheet:
  Deferred income taxes                  $ 264,752             $ 265,074
  Other liabilities                        381,008               381,904
  Accumulated deficit                     (547,385)             (547,959)
Statement of Operations
  Other income, net                         18,125                17,229
  Income tax provision                       8,112                 7,790
  Loss from continuing operations          (10,684)              (11,258)
  Loss per share from
   continuing operations                 $   (0.14)            $   (0.14)

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
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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      PENNZOIL-QUAKER STATE COMPANY
                                      Registrant




                                      /s/ MICHAEL J. MARATEA
                                      ------------------------------
                                      Michael J. Maratea
                                      Vice President and Controller



February 4, 2002